Page 19 of 20 Pages

                                    EXHIBIT D


                             JOINT FILING AGREEMENT


               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Evans & Sutherland Computer Corporation dated January 1, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  January 1, 1997               SOROS FUND MANAGEMENT LLC


                                      By:    /S/ SEAN C. WARREN
                                             -----------------------------
                                             Sean C. Warren
                                             Managing Director

                                      GEORGE SOROS


                                      By:    /S/ SEAN C. WARREN
                                             -----------------------------
                                             Sean C. Warren
                                             Attorney-in-Fact


                                      STANLEY F. DRUCKENMILLER


                                      By:    /S/ SEAN C. WARREN
                                            -----------------------------
                                            Sean C. Warren
                                             Attorney-in-Fact


                                      WINSTON PARTNERS, L.P.

                                      By:    Chatterjee Fund Management, L.P.,
                                             General Partner

                                             By:    Purnendu Chatterjee,
                                                    General Partner


                                                    By: /S/ PETER HURWITZ
                                                        -----------------------
                                                        Peter Hurwitz
                                                        Attorney-in-Fact

                                                             Page 20 of 20 Pages


                                      CHATTERJEE FUND MANAGEMENT, L.P.

                                      By:    Purnendu Chatterjee,
                                             General Partner


                                      By:    /S/ PETER HURWITZ
                                             ---------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


                                      PURNENDU CHATTERJEE



                                      By:     /S/ PETER HURWITZ
                                              ---------------------------------
                                              Peter Hurwitz
                                              Attorney-in-Fact